UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2014 (October 30, 2014)

Integra Oil and Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-1554970	45-5634053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300E. Sonterra Blvd, Suite 1220 San Antonio, Texas		78248
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (210) 999-5400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On October 28, 2014, the stockholders of Integra Oil and Gas, Inc. (“Company”) approved amendments to its Certificate of Incorporation and Amended and Restated Bylaws as further described in the Company’s Definitive Proxy Statement dated September 25, 2014 filed with the Securities and Exchange Commission.

Certificate of Amendment to Certificate of Incorporation

The Certificate of Amendment to the Certificate of Incorporation (Certificate of Amendment) is being filed with Delaware Secretary of State contemporaneously with the filing of this Form 8-K.   The text of the Certificate of Amendment to the Certificate of Incorporation is attached as Exhibit 3.1 to this Form 8-K.

The following is a description of the changes made to the Company’s Certificate of Incorporation through the Certificate of Amendment:

First, the Company’s Articles of Incorporation previously defined the name of the corporation as Starboard Resources, Inc. The Certificate of Amendment amends the Company’ Certificate of Incorporation to change the name of the Company to Integra Oil and Gas, Inc.

Second, our Certificate of Incorporation previously provided in Article FOURTH Section A.1 that “The voting . . . rights of holders of common stock are subject to and qualified by the rights of the Preferred Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors.”  It also previously provided in the following paragraph in Article FOURTH Section A.2 that:  “The holders of the Common Stock shall have voting rights in all meetings of stockholders” without a carve-out for preferred stockholders.  This created some concern that these two provisions could possibly be interpreted inconsistently.  The Certificate of Amendment clarifies that the each share of common stock shall be entitled to one vote and that the common stock voting rights shall be subject to voting rights of holders of preferred stock, consistent with the previous provisions of Article Fourth.  We currently have no Preferred Stock outstanding and have not filed any certificate of designations relating to Preferred Stock.

Third, our Certificate of Incorporation previously did not specifically state that the election of the Board of Directors will be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  This caused the Company to incorporate that provision by reference to Delaware General Corporation Law §216(3) which provides that in the absence of contrary language in the Certificate of Incorporation, that the Board of Directors will be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  Now the Certificate of Incorporation states that the election of the Board of Directors will be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors

Fourth, our Certificate of Incorporation previously provided that: “This Corporation shall be perpetual unless otherwise decided by a majority of the Board of Directors.”  This provision was amended and restated to provide merely that the Company shall be perpetual and to remove the authority of a majority of the board of directors to change the term of the Corporation.

Fifth, we corrected three typographical errors in its Certificate of Incorporation filed with the Delaware Secretary of State on June 29, 2012.  In Article Fifth, “nor” is changed to “now.” In Article Seventh, Section 2, “affaires” is changed to affairs“affairs.”  In Article Eleventh, Section 4, a reference to:

“(iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article TWELTH”

has been changed to reference “this Article ELEVENTH.”

 Amended and Restated Bylaws

On October 28, 2014 our stockholders approved adopting new Amended and Restated Bylaws.  These Amended and Restated Bylaws are attached as Exhibit 3.2 to this Form 8-K.  The following table compares the new Amended and Restated Bylaws to our previous Bylaws.

Amended and Restated Bylaws Section	Corresponding Previous Bylaws Section	Title	Substantive Changes	Description of Changes
Article I, Section 1	Article I, Section 1	Registered Office and Agent	None
Article I, Section 2	Article I, Section 2	Principal Office	None
Article I, Section 3	Article I, Section 3	Other Offices	None
Article II, Section 1	Article II, Section 1	Annual Meeting	Yes	Clarifies that “The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board.”
Article II, Section 2	Article II, Section 2	Special Shareholders’ Meeting	Yes
(1) Changed “President” to “Chief Executive Officer” to be consistent with Company’s current designations; (2) deletes Secretary’s authority to call Board Meeting; and (3) changed 50.1% to “more than fifty percent”

Article II, Section 3	Article II, Section 3	Place of Meeting	Yes	Inserted references to proxy holders appearing at meeting.
Article II, Section 4	Article II, Section 4	Notice of Shareholders’ Meeting	None
Article II, Section 5	None	Notice of Nominations and Stockholder Business	Yes
This proposed new bylaw would provide a means for stockholders to nominate directors or bring business before the Annual Meeting that would comply with SEC Rule 14a-8.  A detailed summary of the mechanisms of this new proposed bylaw is located in the section entitled “Submission of Stockholder Proposals” on page 37 of this Proxy Statement.

Article II, Section 6	Article II, Section 5 & 11	Fixing Record Dates for Matters Other than Consents to Action	None
Article II, Section 7	Article II, Section 6	Fixing Record Dates Consents to Action	None
Article II, Section 8	Article II, Section 7 & 12	Voting Lists	None
Article II, Section 10	Article II, Section 8 & 10	Voting of Shares and Proxies	None
Article II, Section 11	Article II, Section 9	Quorum of Shareholders	Yes
Changed “50.1%” to “one voting share more than fifty percent (50%).” Added in the following relating to adjourning when there is a lack of quorum:  “If, however, such quorum shall not be present at any meeting of the stockholders, either the chairman of the meeting or a majority of the stockholders present in person, by remote communication, if applicable, or represented by proxy shall adjourn the meeting, without any notice other than announcement at the meeting at which the adjournment is taken of the place, if any, date and hour of the holding of the adjourned meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken., until a quorum shall be present. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.”

Article II, Section 10	Article II, Section 10	Action by Shareholders Without Meeting	Yes
Changed language to allow for a majority of the stockholder vote to provide a stockholder consent.  Previously this required all stockholders. The proposed relevant provisions state:

“Any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of all shares entitled to vote with respect to the action that is the subject of the consent.”

Article II, Section 11	Article II, Section 11	Redemption of Shares	None

Amended and Restated Bylaws Section	Corresponding Previous Bylaws Section	Title	Substantive Changes	Description of Changes
Article III, Section 1	Article III, Section 1	Board of Directors	Yes
Eliminated restrictions on the issuance of preferred stock.  We note that if we seek a listing on the NASDAQ Stock Market or the New York Stock Exchange, we will be subject to a listing standard requiring stockholder approval of the issuance of equity equaling or exceeding 20% our outstanding common stock.   While such an issuance would not be illegal, it would violate a listing standard.

Article III, Section 2	Article III, Section 2	Number and Election of Directors	None
Article III, Section 3	Article III, Section 3	Removal	None
Article III, Section 4	Article III, Section 4	Resignation	None
Article III, Section 5	Article III, Section 5	Vacancies and Increase in Number of Directors	None
Article III, Section 6	Article III, Section 6	Annual Meeting of Directors	Yes	Inserted language that Chairman, CEO or President shall chair meeting
Article III, Section 7	Article III, Section 7	Regular Meeting of Directors	Yes	Inserted language that Chairman, CEO or President shall chair meeting
Article III, Section 8	Article III, Section 8	Special Meeting of Directors	Yes	Inserted language that Chairman, CEO or President shall chair meeting
Article III, Section 9	Article III, Section 9	Place of Directors’ Meetings	None
Article III, Section 10	Article III, Section 10	Notice of Directors’ Meetings	None
Article III, Section 11	Article III, Section 11	Quorum of Directors	None
Article III, Section 12	Article III, Section 12	Compensation	None
Article III, Section 13	Article III, Section 13	Unanimous Written Consent of Directors or Committee Members	None

Article III, Section 14	Article III, Section 14	Committees of Board of Directors	None
Article IV, Section 1	Article IV, Section 1	Number of Officers	None
Article IV, Section 2	Article IV, Section 2	Election of Officers	None
Article IV, Section 3	Article IV, Section 3	Powers of Officers	None
Article IV, Section 4	Article IV, Section 4	Chief Executive Officer and President	Yes	Removed reference to chairing director meetings and moved it to Article III; clarified the use of facsimile signature on stock certificates
Article IV, Section 5	Article IV, Section 5	Vice-Presidents	Yes	Added appointment requiring to have a duty description; removed reference to acting as President in absence of President
Article IV, Section 6	Article IV, Section 6	The Secretary and Assistant Secretaries	Yes	Inserted requirement that Secretary keep minutes
Article IV, Section 7	Article IV, Section 7	The Chief Financial Officer and Treasurer	Yes	Added “Unless such officer is otherwise appointed, the Chief Financial Officer shall include the duties or Treasurer and if required such officer may execute documents as Treasurer.”
Article V, Section 1	Article V, Section 1	Certificates of Stock	Yes	Added reference to conditional adoption of corporate seal; clarified effectiveness of certificates with facsimile signatures until new officers facsimile signatures are received by transfer agent
Article V, Section 2	Article V, Section 2	Lost Certificates	Yes	Added President and Vice-President to list of officers who may cause the issuance of new certificates if a certificate is lost
Article V, Section 3	Article V, Section 3	Transfers of Stock	None
Article V, Section 4	Article V, Section 4	Registered Stockholders	Yes	Inserted requirement to maintain a stockholder ledger; deleted reference to assessment calls
Article V, Section 5	Article V, Section 5	Uncertificated Shares	None
Article VI, Section 1	Article VI, Section 1	Declaration	None
Article VI, Section 2	Article VI, Section 2	Reserves	None

Amended and Restated Bylaws Section	Corresponding Previous Bylaws Section	Title	Substantive Changes	Description of Changes
Article VII, Section 1	Article VII, Section 1	Indemnification	Yes	Inserted cross-reference to Certificate of Incorporation
Article VII, Section 2	Article VII, Section 2	Insurance	None
Article VIII, Section 1	Article VIII, Section 1	Informal Action	None
Article VIII, Section 2	Article VIII, Section 2	Waiver of Notice	None
Article VIII, Section 1	Article VIII, Section 3	Use of Electronic Transmission	None
Article VIII, Section 2	Article VIII, Section 4	Meetings by Telephone Conference or other Remote Communications Technology	None
Article VIII, Section 5	Article VIII, Section 5	Seal	None
Article VIII, Section 6	Article VIII, Section 6	Checks, Drafts, Etc.	None
Article VIII, Section 7	Article VIII, Section 7	Fiscal Year	None
Article IX, Section 1	Article IX, Section 1	Pronouns and Headings	None
Article IX, Section 2	Article IX, Section 2	Invalid Provisions	None
Article IX, Section 3	Article IX, Section 3	References to Existing Statutes	None
Article X	Article X	Amendment of Bylaws	None

ITEM 5.07      SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

The Company held its annual stockholder meeting on October 28, 2014 at 10:00 AM Central Time at its offices in San Antonio, Texas.  The stockholders voted on the 11 items further stated and described in the Company’s Definitive Proxy Statement dated September 25, 2014 filed with the Securities and Exchange Commission.  An employee of our transfer agent, Computershare, served as Inspector of Elections.  The stockholders approved all items presented to them.  The specific votes are as follows:

1.	Regarding the election of Directors

a.	Peter Benz	9,198,144 votes:	FOR (74.4046% of total authorized vote)
		94,005 votes:	WITHHELD (0.7604% of total authorized vote)

b.	Craig Dermody	9,292,149 votes:	FOR (75.1650% of total authorized vote)
		0 votes:	WITHHELD (0.0% of total authorized vote)

c.	Charles S. Henry, III	9,292,149 votes:	FOR (75.1650% of total authorized vote)
		0 votes:	WITHHELD (0.0% of total authorized vote)

d.	Bill Liao	9,292,149 votes:	FOR (75.1650% of total authorized vote)
		0 votes:	WITHHELD (0.0% of total authorized vote)

e.	Michael J. Pawelek	9,292,149 votes:	FOR (75.1650% of total authorized vote)
		0 votes:	WITHHELD (0.0% of total authorized vote)

2.	The amendment of the Company’s Delaware Certificate of Incorporation to change the Company’s name to “Integra Oil and Gas, Inc.”

9,292,149 votes:          FOR (75.1650% of total authorized vote)

0 votes:                        AGAINST  (0.0% of total authorized vote)

0  votes:                      ABSTAINED  (0.0% of total authorized vote)

3.
The amendment of the Company’s Delaware Certificate of Incorporation to clarify potential ambiguity in the relationship between the voting rights of the Common Stock and the Preferred Stock and to state the voting procedures for Board of Director elections in the Certificate of Incorporation rather than by reference to Delaware General Corporation Law.

9,292,149 votes:          FOR (75.1650% of total authorized vote)

0 votes:                        AGAINST  (0.0% of total authorized vote)

0  votes:                      ABSTAINED  (0.0% of total authorized vote)

4.
The amendment of the Company’s Delaware Certificate of Incorporation to provide that the Company’s term will be perpetual without allowing for the Board of Directors to be able to change the Company’s term without a stockholder vote.

9,292,149 votes:          FOR (75.1650% of total authorized vote)

0 votes:                        AGAINST  (0.0% of total authorized vote)

0  votes:                      ABSTAINED  (0.0% of total authorized vote)

5.	The amendment of the Company’s Delaware Certificate of Incorporation to correct typographical errors in Article Fifth, Article Seventh, Section 2 and Article Eleventh Section 4.

9,292,149 votes:          FOR (75.1650% of total authorized vote)

0 votes:                        AGAINST  (0.0% of total authorized vote)

0  votes:                      ABSTAINED  (0.0% of total authorized vote)

6.	The approval of the Amended and Restated Bylaws.

9,151,568 votes:          FOR (74.0278% of total authorized vote)

140,581 votes:             AGAINST  (1.1372% of total authorized vote)

0  votes:                      ABSTAINED  (0.0% of total authorized vote)

7.	The ratification of the Starboard Resources, Inc. 2014 Equity Compensation Plan.

9,151,568 votes:          FOR (74.0278% of total authorized vote)

140,581 votes:             AGAINST  (1.1372% of total authorized vote)

0  votes:                      ABSTAINED  (0.0% of total authorized vote)

8.
The ratification of stock grant, stock option and other compensation payable to Michael J. Pawelek in a contract dated April 1, 2012, as reaffirmed and restated in the Amended and Restated Employment Agreement with Michael J. Pawelek dated August 14, 2014.

9,151,568 votes:          FOR (74.0278% of total authorized vote)

140,581 votes:             AGAINST  (1.1372% of total authorized vote)

0  votes:                      ABSTAINED  (0.0% of total authorized vote)

9.
The ratification of stock grant, stock option and other compensation payable to Edward Shaw in a contract dated April 1, 2012, as reaffirmed and restated in the Amended and Restated Employment Agreement with Edward Shaw dated August 14, 2014.

9,151,568 votes:          FOR (74.0278% of total authorized vote)

140,581 votes:             AGAINST  (1.1372% of total authorized vote)

0  votes:                      ABSTAINED  (0.0% of total authorized vote)

10.	The ratification of stock grant and stock option compensation payable to N. Kim Vo in a contracted dated April 1, 2012;

9,151,568 votes:          FOR (74.0278% of total authorized vote)

140,581 votes:             AGAINST  (1.1372% of total authorized vote)

0  votes:                      ABSTAINED  (0.0% of total authorized vote)

11.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

9,292,149 votes:          FOR (75.1650% of total authorized vote)

0 votes:                        AGAINST  (0.0% of total authorized vote)

0  votes:                      ABSTAINED  (0.0% of total authorized vote)

2,190,891 or approximately 17.72% of our common stock shares did not vote because these shares have been interpleaded into Connecticut Superior Court due to disputed ownership and control further described in our Form 10-K/A filed April 30, 2014.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.                      Description

3.1                      Certificate of Amendment to Certificate of Incorporation dated October 28, 2014

3.2                      Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starboard Resources, Inc.

October 31, 2014	By:	/s/ Michael Pawelek
Michael Pawelek
Chief Executive Officer